Exhibit 10.5

AMENDMENT NO. 2
TO THE HOME DEPOT DEFERRED
COMPENSATION PLAN FOR OFFICERS
(As Amended and Restated Effective January 1, 2008)
WHEREAS, The Home Depot, Inc. (the “Company”) amended and restated The Home Depot Deferred Compensation Plan For Officers effective January 1, 2008 to comply with the requirements of Section 409A of the Internal Revenue Code (the “Plan”); and
WHEREAS, Section 10.1 of the Plan provides that the Company reserves the right to amend or modify the Plan at any time by action taken by the Committee; and
WHEREAS, the Committee believes it is in the best interests of the Company to further amend the Plan to reflect amendments made to Section 162(m) of the Internal Revenue Code by the Tax Cuts and Jobs Act of 2017.
NOW, THEREFORE, BE IT:
RESOLVED, that the Plan is amended, effective December 31, 2020, as follows:
1.Section 6.12 is amended by replacing it in its entirety with the following:
6.12    [Reserved.]

THE ADMINISTRATIVE COMMITTEE OF THE HOME DEPOT DEFERRED COMPENSATION PLAN FOR OFFICERS

By:	/s/ Scott Smith
Name: Scott Smith
Title: Vice President, HR Performance Systems

Date Signed:	12/22/2020